As filed, via EDGAR, with the Securities and Exchange Commission on March 5,
1999.

                                                               File No.:33-53368
                                                              ICA No.: 811-07290
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the  registrant  |X|
Filed by a party other than the  registrant |_|
Check the  appropriate  box:
| |  Preliminary  proxy  statement          |_| Confidential,  for Use of the
|X|  Definitive  proxy statement                 Commission Only(as permitted by
|_|  Definitive   additional   materials         Rule 14a-6(e)(2))
|_|  Soliciting  material  pursuant to Rule 14a-11(c) or Rule 14a-12

                          BEAR STEARNS INVESTMENT TRUST
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

       |X|  No fee required.
       |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

       |_|  Fee paid previously with preliminary materials.

       |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1)  Amount previously paid:

       (2)  Form, schedule or registration statement no.:

       (3)  Filing party:

       (4)  Date filed:

                          BEAR STEARNS INVESTMENT TRUST

                         Emerging Markets Debt Portfolio
                              575 Lexington Avenue
                               New York, NY 10022

                                March 5, 1999


Dear Shareholder:


         You are invited to attend a Special Meeting of Shareholders of the Bear Stearns Investment Trust ("BSIT") to be held at the offices of BSIT, 575 Lexington Avenue, New York, New York 10022, on April 15, 1999 at 10:00 A.M. Eastern time.


         At this Special Meeting, you are being asked to consider and approve an Agreement and Plan of Reorganization and Liquidation (the "Plan") providing for the transfer of the assets and liabilities of the Emerging Markets Debt Portfolio (the "Portfolio"), a series of BSIT, to the Emerging Markets Debt Portfolio ("New Portfolio") a newly-created separate series of The Bear Stearns Funds ("BSF"), with the same investment objective and policies as the Portfolio. We refer to the transactions contemplated in the Plan as the "reorganization." You will not pay higher fees as a result of the reorganization.

         We anticipate that the proposed reorganization will benefit shareholders of your Portfolio by achieving economies of scale through the elimination of costs associated with operating two separate entities (BSIT and BSF), including having two separate boards and separate legal representation. We believe that the Reorganization will ultimately reduce fund expenses, while keeping the management of the Portfolio materially the same in all respects. The Board of Trustees has given full and careful consideration to the proposed reorganization and has concluded that it is in the best interests of your Portfolio and its shareholders. We urge you to approve the proposed Plan.

         If you and the other shareholders of the Portfolio approve the proposed Plan and certain other conditions are satisfied, you will receive, in exchange for your shares in the Portfolio, the same number of shares of New Portfolio, with the same value as of the date of the reorganization.

         You will not be assessed any sales charge or other fee in connection with the proposed Reorganization. BSIT expects to receive an opinion of counsel stating that neither you nor your Portfolio will be liable for federal income tax solely as a result of the reorganization.

         We welcome your attendance at the Special Meeting. If you are unable to attend, please sign, date and return the enclosed proxy card promptly in order to spare additional proxy solicitation expenses.


                                                            Sincerely,


                                                            Doni L. Fordyce
                                                            President

                        THE BEAR STEARNS INVESTMENT TRUST

                         Emerging Markets Debt Portfolio
                              575 Lexington Avenue
                            New York, New York 10022
                                 1-800-766-4111

                    Notice of Special Meeting of Shareholders
                            to be held April 15, 1999


         A Special Meeting of Shareholders of the Emerging Markets Debt Portfolio (the "Portfolio"), a separate non-diversified portfolio of the Bear Stearns Investment Trust (the "Trust") will be held on April 15, 1999. The
Meeting will be held at the offices of the Trust, 575 Lexington Avenue, New York, New York. At the Meeting, we will ask shareholders to vote on:

          1. approving or disapproving an Agreement and Plan of Reorganization and Liquidation (the "Plan") and the transactions contemplated in the Plan to reorganize the Portfolio into Emerging Markets Debt Portfolio ("New Portfolio"), a newly-created series of The Bear Stearns Funds ("BSF") and to subsequently dissolve BSIT. A vote to approve the Plan will also authorize the Portfolio to approve an Investment Advisory Agreement between Bear Stearns Asset Management Inc. ("BSAM") and BSF on behalf of New Portfolio.

          2.   any other business properly brought before the meeting.

         Any shareholder who owned shares of the Portfolio on February 25, 1999 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment of the Meeting. Please read the full text of the Proxy Statement for a complete understanding of our proposal.


Dated:  March 5, 1999                     By Order of the Board of Trustees,


                                          Stephen A. Bornstein
                                          Secretary

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. If you are unable to attend the Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.

                          BEAR STEARNS INVESTMENT TRUST

                         Emerging Markets Debt Portfolio
                              575 Lexington Avenue
                            New York, New York 10022
                                 1-800-766-4111


                                 Proxy Statement
                              Dated March 5, 1999


                         Special Meeting of Shareholders
                                   to be held

                                 April 15, 1999


General Information

         The Board of Trustees of Bear Stearns Investment Trust, a Massachusetts Business Trust ("BSIT"), on behalf of the Emerging Markets Debt Portfolio (the "Portfolio") has sent you this Proxy Statement to ask you to vote on a proposal affecting your Portfolio. BSIT will hold a Special Meeting of Shareholders on April 15, 1999 at 10:00 a.m., Eastern Time, at its offices located at 575 Lexington Avenue, New York, New York 10022 in order to consider the proposal described below.

         At the Special Meeting, you will be asked to approve or disapprove an Agreement and Plan of Reorganization and Liquidation, and to consider any other business that comes before the Special Meeting. We describe this reorganization proposal below.

         The Board of Trustees has fixed the close of business on February 25, 1999 as the record date to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share, and a fractional vote for each fractional share held. We are first mailing this Proxy Statement, Notice of Meeting and Proxy Card on or about March 5, 1999.

         The Bear Stearns Funds ("BSF") and BSIT are both required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about BSIT and BSF. Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048. Copies of such materials can be obtained from the

Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

         The Portfolio's most recent annual and semiannual reports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-766-4111 or write to us at 575 Lexington Avenue, New York, New York 10167.


                                   Proposal 1
                         Approval or Disapproval of the
              Agreement and Plan of Reorganization and Liquidation


Introduction

     The purpose of this proposal is to reorganize your Portfolio to make it a part of The Bear Stearns Funds. Your Portfolio's investment objective and polices would not change. The amount of fees that your Portfolio pays would not change. Neither you nor your Portfolio would be liable for federal income tax solely as a result of the reorganization.

The Proposed Reorganization


         Your Portfolio is currently the only portfolio of Bear Stearns Investment Trust ("BSIT"). Bear Stearns Asset Management Inc. ("BSAM"), the investment adviser of your Portfolio, has proposed to reorganize your Portfolio to make it a part of The Bear Stearns Funds ("BSF"). BSF currently consists of 10 distinct investment Portfolios. Your Portfolio has established four classes of shares: Class A, Class B, Class C and Class Y, each with its own expense structure and other features. New Portfolio has also established Class A, Class B, Class C and Class Y shares. If shareholders approve the reorganization, you will receive the same Class of shares of New Portfolio that you own at the time of the reorganization.


         In order to accomplish this reorganization, you are being asked to approve an Agreement and Plan of Reorganization and Liquidation (the "Plan"). In this Proxy Statement, we refer to the transactions contemplated in the Plan as the "reorganization." A copy of the Plan is attached as Exhibit A to this Proxy Statement.


         If shareholders approve the Plan, your Portfolio would reorganize and become a separate portfolio of BSF. The reorganization would occur approximately on April 15, 1999. Your Portfolio will bear the expenses of the Reorganization.


     Among other things, the Plan provides that,


     - On the reorganization date, your Portfolio would transfer all its assets and liabilities to Emerging Markets Debt Portfolio ("New Portfolio"), a newly-created portfolio of BSF.
     - In exchange, New Portfolio would issue to you Portfolio shares of beneficial interest of New Portfolio. Your Portfolio would then distribute to you the same number of shares (of the same Class of shares) of New Portfolio that you own of your Portfolio as of the reorganization date.
     -    You would then become a shareholder of New Portfolio.
     - Your Portfolio, would then dissolve and BSIT would subsequently be terminated.

         New Portfolio was established to continue the operations of your Portfolio at the time of the reorganization. It currently has no operations.

         The Plan also provides for your Portfolio to take certain actions that are necessary for New Portfolio to commence operations. In particular, after your Portfolio receives shares as part of the transaction, but before it distributes those shares to you and its other shareholders, your Portfolio will approve the new Investment Advisory Agreement between BSAM and BSF on behalf of New Portfolio and take certain other actions.

     You should know the following about the proposed reorganization:

     - New Portfolio is being created to continue the operations of your Portfolio. It does not currently operate, and will begin operations only when the reorganization occurs.
     - New Portfolio has the same investment objective and policies as your Portfolio.
     - New Portfolio has the same investment adviser, distributor, administrator, custodian, transfer agent and auditors as that of your Portfolio.
     -    You   will   not  pay  any   commissions   or  fees  as  part  of  the
          reorganization.
     - Neither you nor your Portfolio will be liable for any federal income tax as a result of the reorganization.
     - The amount of fees and expenses that you pay as a shareholder of your Portfolio will not change as a result of the reorganization.

Why We Are Asking You to Approve the Reorganization

         BSAM believes that reorganizing your Portfolio as part of BSF will benefit shareholders.

         Currently, BSIT and BSF operate as separate entities, each with a Board of Trustees. BSAM believes that the reorganization would streamline operations and would eliminate certain duplicate costs. For example, BSIT and BSF each retain separate legal counsel. By combining BSIT and BSF, BSAM believes that duplicate legal costs would be reduced, resulting in savings to your Portfolio. (BSAM currently waives a portion of its advisory fee so as to limit the aggregate amount of fees and expenses that your Portfolio pays, so these savings may not be apparent until your Portfolio grows in size).

Considerations by the Board of Trustees

         On November 12, 1998, the Board of Trustees of BSIT approved the Plan. The Board of Trustees concluded that the reorganization would not result in any dilution of interests of shareholders and would be in the best interests of shareholders.

         In   approving   the  Plan,   the  Board  of   Trustees   relied   upon
representations of BSAM concerning the operation of your Portfolio. The Board of Trustees considered a number of factors, including:

     - New Portfolio has the same investment objective and policies as your Portfolio.
     - New Portfolio has the same investment adviser, distributor, administrator, custodian, transfer agent and auditors as that of your Portfolio.
     -    You   will   not  pay  any   commissions   or  fees  as  part  of  the
          reorganization.
     - Neither you nor your Portfolio will be liable for any federal income tax as a result of the reorganization.
     - The amount of fees and expenses that you pay as a shareholder of your Portfolio will not change as a result of the reorganization.

Information About BSF and BSIT


         BSIT and BSF are each organized as Massachusetts business trusts. Shareholders of BSIT and BSF have substantially similar rights although there are certain differences in the provisions of the Agreement and Declaration of Trust of BSIT (BSIT Trust Agreement) and The Agreement and Declaration of Trust of BSF (BSF Trust Agreement).

         Under the BSIT Trust Agreement, shareholders of the Portfolio holding 20% of the shares entitled to vote can require the Trustees of BSIT to call a special meeting of shareholders. Under the BSF Trust Agreement, shareholders of the New Portfolio holding 30% of the shares entitled to vote can require the Trustees of BSF to call a special meeting. However, under the Investment Company Act of 1940, shareholders of either BSIT or BSF holding 10% of the shares entitled to vote may call a special meeting for the purpose of voting on the removal of a trustee.

         In order to obtain a quorum at a shareholder's meeting, the BSIT Trust Agreement requires that a majority of shares entitled to vote be present. The BSF Trust Agreement requires that 30% of shares entitled to vote be present in order to obtain a quorum.

         Under the BSIT Trust Agreement, shareholders holding the lesser of (i) 50% of the outstanding shares of the Portfolio or (ii) 67% or more of the shares present at a meeting at which more than 50% of the outstanding shares of the Portfolio must approve any reorganization of the Portfolio that entails a transfer of the Portfolio's assets. The Portfolio may be terminated by the approval of not less than a majority of the outstanding shares of the Portfolio or by the Trustees of BSIT on notice to shareholders stating that the continuation of the Portfolio is not in the best interest of the Portfolio or its shareholders as a result of factors or events adversely affecting the ability of the Portfolio to conduct its business or operations in an economically viable manner. The BSF Trust Agreement does not specifically address the required shareholder vote for a reorganization of the New Portfolio. The New Portfolio may be terminated either by shareholders holding a majority of the outstanding shares of the New Portfolio or by the Trustees of BSF on notice to shareholders.

         Shareholders holding a majority of the shares of BSIT must approve amendments to the BSIT Trust Agreement, except that shareholder approval is not required for amendments that establish a new series of BSIT, terminate BSIT, change the name of BSIT, correct ambiguities in the BSIT Trust Agreement, or do not adversely affect the rights of shareholders. Shareholders holding a majority of the shares of BSF must approve amendments to the BSF Trust Agreement except that shareholder approval is not required for amendments that change the name of BSF or correct ambiguities in the BSF Trust Agreement. The approval of shareholders of series of classes that are not affected by a proposed amendment to the BSF Trust Agreement is not required.

The Investment Adviser and Administrator

         BSAM currently serves as investment adviser to your Portfolio and will continue to serve as investment adviser to New Portfolio after the reorganization. Bear Stearns Funds Management Inc. ("BSFM"), an affiliate of BSAM, serves as Administrator of your Portfolio, and will serve as Administrator of New Portfolio after the reorganization.

         Currently, BSAM is entitled to receive an investment management fee computed daily and payable monthly, based on your Portfolio's average daily net assets as follows:

Asset Level                                            Investment Management Fee
-----------                                            -------------------------
Up to $50 million                                                   1.15%
More than $50 million up to $100 million                            1.00%
More than $100 million                                              0.70%



         As of February 25, 1999, your Portfolio had total net assets of approximately $33,672,830.


         Currently, BSFM provides administrative services to your Portfolio under a Delegation Agreement. BSAM, out of its investment management fee, pays BSFM an administration fee at an annual rate of 0.15% (before fee waiver) of your Portfolio's average daily net assets. Your Portfolio does not pay this fee directly.

         If shareholders approve the reorganization, BSAM will enter into a new Investment Advisory Agreement with BSF on behalf of New Portfolio. The Investment Advisory Agreement will provide that BSAM will be entitled to receive an investment advisory fee, computed daily and payable monthly, based on New Portfolio's average daily net assets as follows:

Asset Level                                            Investment Management Fee
-----------                                            -------------------------
Up to $50 million                                                  1.00%
More than $50 million up to $100 million                           0.85%
More than $100 million                                             0.55%

         In addition, BSF, on behalf of New Portfolio, will enter into a separate Administration Agreement with BSFM to provide administrative services to New Portfolio that are identical to those it now provides to your Portfolio under its Delegation Agreement with BSAM. BSFM will be entitled to receive the same fee it now receives under the Delegation Agreement, except that New Portfolio will pay this fee directly.

         If shareholders approve Proposal 1, your Portfolio will be authorized to approve the new Investment Advisory Agreement between BSAM and BSF, on behalf of New Portfolio. A copy of the new Investment Advisory Agreement is attached as Exhibit B to this Proxy Statement.

Distribution Plan

         Your Portfolio has adopted a Distribution Plan on behalf of its Class A, Class B and Class C shares. Under the Distribution Plan, your Portfolio pays Bear, Stearns & Co. Inc., the Distributor, a fee for distribution of shares. The Distributor may use all or part of this fee to pay for services principally intended to result in the sale of shares, and to compensate third parties for providing similar services. Your Portfolio pays an annual distribution fee, calculated daily and paid monthly, based upon your Portfolio's average daily net assets as follows:

Class of Shares                             Annual Distribution Fee
---------------                             -----------------------
Class A                                               0.10%
Class B                                               0.75
Class C                                               0.75

         New Portfolio's Distribution Plan is the same as your Portfolio's current Distribution Plan, and the fees paid under that Plan, will be the same as your Portfolio now pays. Bear Stearns will continue to waive its distribution fee to the extent that the fees would exceed the rules of the National Association of Securities Dealers that limit the amount of asset-based sales charges that an investment company may pay.

         If shareholders approve Proposal 1, your Portfolio will be authorized to approve New Portfolio's Distribution Plan.

Shareholder Servicing Plan

         Your Portfolio has adopted a Shareholder Servicing Plan on behalf of Class A, Class B and Class C shares, that allows your Portfolio to pay an annual fee of up to 0.25% of the average daily net assets for services intended to assist shareholders. These services include personal services provided by financial institutions, and certain account maintenance and recordkeeping services. Some or all of the shareholder servicing fee may be paid to financial institutions that provide personal or account maintenance services under "mutual fund supermarket" programs.

         New Portfolio's Shareholder Servicing Plan and related agreements will be the same as your Portfolio's current Shareholder Servicing Plan, and the fees paid under that Plan, will be the same as your Portfolio is currently paying.

Fees and Expenses

         The aggregate amount of fees and expenses that you pay as a shareholder will not change as a result of the reorganization. As described above, New Portfolio will pay an investment advisory fee and an administrative fee that together will equal the amount that your Portfolio now pays under a single investment management fee.

Dividend and Distribution Policy

         Your Portfolio currently declares and pays dividends to shareholders monthly effective January 1, 1999. New Portfolio will have the same policy.

Federal Income Tax Liability

         Neither you nor your Portfolio will be liable for federal income taxes solely as a result of the reorganization. Your Portfolio will receive an opinion of counsel concerning federal income taxes. This opinion, of course, is not binding on the IRS or any court and does not preclude the IRS from adopting a contrary position. You should consult your own tax adviser concerning the potential tax consequences of the reorganization, including any applicable state and local income tax consequences.

Recommendation of the Board of Trustees

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE PLAN.

Other Information

         General information about proxy voting. The Board of Trustees of BSIT is soliciting your proxy to vote on the matters described in this proxy statement. We expect to solicit proxies primarily by mail, but representatives of Bear, Stearns & Co. Inc. or its affiliates or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. We will ask broker-dealers and other institutions that hold shares for the benefit of their customers to send the proxy materials to the beneficial owners and to obtain authorization to vote on their behalf.

         Only shareholders of record of BSIT at the close of business on the record date, February 25, 1999, may vote at the special meeting. As of the record date, each Class of BSIT had the number of shares issued and outstanding listed below, each share being entitled to one vote:


                  Class                      Total Shares Outstanding
                  -----                      ------------------------
                  Class A                         3,394,352
                  Class B                           165,519
                  Class C                           250,674
                  Class Y                                 0

         As of February 25, 1999, the record date, the trustees and officers of BSIT, as a group, owned less than 1% of the outstanding shares of BSIT. To the best of the knowledge of BSIT, the following shareholders beneficially owned 5% or more of the outstanding shares of the indicated class of BSIT as of February 25, 1999:

                                                Percent of Class A
Name and Address                                Shares Outstanding
----------------                                ------------------

Bear Stearns Securities Corp.                         12.9%
FBO 220-23312-17
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.                          7.3%
FBO 102-06476-22
1 Metrotech Center North
Brooklyn, NY  11201-3859

Charles Schwab & Co. Inc.                              5.4%
FBO Spec A/C for Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Northern Trust Co.                                     8.9%
FBO HELP
P. O. Box 92956
Chicago, IL  60675

Bear Stearns Securities Corp.                          7.7%
FBO 620-11116-17
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                                Percent of Class B
Name and Address                                Shares Outstanding
----------------                                ------------------

Bear Stearns Securities Corp.                          5.9%
FBO 486-02704-14
1 Metrotech Center North
Brooklyn, NY 11201-3859

Lewco Securities Corp.                                14.1%
FBO A C H10-684246-1-01
34 Exchange Place, 4th Floor
Jersey City, NJ 07311

         You may cast one vote for each proposal for each whole share that you own of BSIT. We count your fractional shares as fractional votes. If we receive your proxy before the special meeting date, we will vote your shares as you instruct the proxies. If you sign and return your proxy, but do not specify instructions, we will vote your shares in favor of each proposal. You may revoke your proxy at any time before the special meeting if you notify us in writing, or if you attend the special meeting in person and vote in person.

         If a broker or nominee returns a proxy indicating that it did not receive voting instructions from the beneficial owner, or if the beneficial owner marked an abstention, we will count those shares when we determine if a quorum is present, but those proxies, in effect, will count as a vote "against".


         If shareholders do not approve the reorganization, then the reorganization will not proceed, and the Board of Trustees will consider other alternatives. BSIT would continue operating as an investment company and would not terminate.

         Quorum and adjournments. BSIT requires that a quorum at the special meeting be present, in person or by proxy, to conduct the Special Meeting. A simple majority of all of the shares of the Portfolio outstanding on the record date will be a quorum. If a quorum is not present at the special meeting, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. An affirmative vote of a majority of the shares of BSIT present at the Special Meeting may adjourn the Special Meeting without further notice, until BSIT obtains a quorum. In the event a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal.

         Required Vote. Approval of the proposed reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio, which means more than 50% of all the outstanding shares of the Portfolio. All classes of the Portfolio vote together on the proposed reorganization.


         Other Business. The Board of Trustee of BSIT knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the named proxies intend to vote on other matters according to their best judgment unless you have instructed the proxies to the contrary.

         Future Shareholder Proposals. BSIT is not required to hold annual meetings, unless required to do so by law. If you have a proposal you wish to be considered by shareholders, send your proposal to Bear Stearns Investment Trust, 575 Lexington Avenue, New York, New York 10022. We must receive your proposal in sufficient time before the next meeting of shareholders for it to be included. We do not guarantee that we will be able to include any proposal in a proxy statement.

         Financial Statements. Deloitte & Touche, independent auditors of BSIT, has audited the financial statements included in the Statement of Additional Information for the year ended March 31, 1998.


Information About BSF

         BSF is a business trust established under Massachusetts law. The operations of BSF are governed by a Declaration of Trust dated September 29, 1994, as amended.


         New Portfolio is a separate series of BSF. You should be aware of the following features of BSF Funds:


     o Shares of each class of BSF participate equally in dividends and other distributions attributable to that class, including any distributions in the event of a liquidation.

     o Each share of each portfolio of BSF is entitled to one vote for all purposes.

     o Shares of all portfolios of BSF vote for the election of Trustees and on any other matter that affects each BSF portfolio in substantially the same manner, except as otherwise required by law.

     o As to matters that affect each portfolio differently, such as approval of an investment advisory agreement, shares of each portfolio vote as separate portfolios.

     o On matters that affect the classes of a portfolio differently, shares of each class vote separately.

     o Massachusetts law does not require registered investment companies, such as BSF or its portfolios, to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

     o Shareholders have available certain procedures for the removal of Trustees.


     o BSF is required to indemnify Trustees against any liability except by reason of such persons willful misfeasance, bad faith, gross neligence or reckless disregard of the duties involved in the conduct of such person's office.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

                       By Order of the Board of Trustees,
                       Stephen A. Bornstein
                       Secretary

       [Logo]

Bear  Stearns  Investment  Trust
575  Lexington  Avenue
New York, New York 10022



                          BEAR STEARNS INVESTMENT TRUST
                         Emerging Markets Debt Portfolio

                    SPECIAL MEETING OF SHAREHOLDERS SCHEDULED
                          TO BE HELD ON April 15, 1999

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BEAR STEARNS INVESTMENT TRUST (the "Trust") on behalf of the Emerging Markets Debt Portfolio (the "Portfolio"), for use at a Special Meeting of Shareholders to be held at the offices of the Trust, 575 Lexington Avenue, New York, New York, on April 15, 1999, at 10:00 a.m., eastern time. The undersigned hereby appoints Stephen A. Bornstein and Jack L. Malick, and each of them with full power of substitution, as Proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Portfolio that are held of record by the undersigned on the record date for the Special Meeting upon the matter enumerated below.


IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee, or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.




           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:|X|
                       KEEP THIS PORTION FOR YOUR RECORDS
                         DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Emerging Markets Debt Portfolio








Vote On Proposals

                                           For      Against      Abstain
1.   To approve the  Agreement  and Plan   [ ]        [ ]         [ ]
     of  Reorganization  and Liquidation
     as is more fully  described  in the
     accompanying     Proxy    Statement
     together   with  the   transactions
     contemplated thereby.

2.   In their discretion the Proxies are
     authorized  to vote upon such other
     business  as  may   properly   come
     before the meeting.




---------------------------------   -------     ------------------------  -----
Signature [PLEASE SIGN WITHIN BOX]    Date      Signature (Joint Owners)  Date

                                                                       Exhibit A

            AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION



         This AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION ("Agreement") is made as of this 12th day of November, 1998, between Bear Stearns Investment Trust, a Massachusetts business trust ("Old Trust"), on behalf of its series portfolio, the Emerging Markets Debt Portfolio ("Old Fund"), and The Bear Stearns Funds, a Massachusetts business trust ("New Trust"), on behalf of its series portfolio, the Emerging Markets Debt Portfolio ( "New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; Old Trust and New Trust are sometimes referred to herein individually as a "Trust" and collectively as the "Trusts.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by Old Trust on behalf of Old Fund and by New Trust on behalf of New Fund.

         Old Fund intends to change its identity -- by converting from a series of a Massachusetts business trust to a series of another Massachusetts business trust -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of beneficial interest of New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of New Fund Shares pro rata to the holders of shares of beneficial interest in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

         Old Fund Shares currently are divided into four classes, designated Class A, Class B, Class C and Class Y shares ("Class A Old Fund Shares," "Class B Old Fund Shares," "Class C Old Fund Shares" and "Class Y Old Fund Shares," respectively). New Fund Shares will be divided into four classes, also designated Class A, Class B, Class C and Class Y shares ("Class A New Fund Shares," "Class B New Fund Shares," "Class C New Fund Shares" and "Class Y New Fund Shares," respectively). The classes of New Fund Shares are substantially identical to the correspondingly designated classes of Old Fund Shares.

         In consideration of the mutual promises herein contained, the parties agree as follows:

1.       Plan of Reorganization and Liquidation

         1.1. At the Effective Time (as defined in paragraph 2.1) ,Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

               (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) (i) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding, (ii) Class B New Fund Shares equal to the number of full and fractional Class B Old Fund Shares then outstanding, (iii) Class C New Fund Shares equal to the number of full and fractional Class C Old Fund Shares then outstanding; and (iv) Class Y New Fund Shares equal to the number of full and fractional Class Y Old Fund Shares then outstanding at the Effective Time; and

               (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

         1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time.

         1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

         1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall liquidate and constructively distribute New Fund Shares received by it pursuant to paragraph 1.1 to Old Fund's shareholders of record, determined as of the Effective Time (collectively, "Shareholders" and each individually, a "Shareholder"), in exchange for their Old Fund Shares. Such distribution shall be accomplished by New Trust's transfer agent ("Transfer Agent") opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Class A Old Fund Shares shall be credited with the respective pro rata number of Class A New Fund Shares due that Shareholder, the account for a Shareholder of Class B Old Fund Shares shall be credited with the respective pro rata number of Class B New Fund Shares due that Shareholder, the account for a Shareholder of Class C Old Fund Shares shall be credited with the respective pro rata number of Class C New Fund Shares due that Shareholder, and the account for a

Shareholder of Class Y Old Fund Shares shall be credited with the respective pro rata number of Class Y New Fund Shares due that Shareholder). All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing New Fund Shares in connection with the Reorganization. However, certificates representing Old Fund Shares shall represent New Fund Shares after the Reorganization.

         1.5. As soon as reasonably practicable after distribution of New Fund Shares pursuant to paragraph 1.4, Old Trust shall be de-registered under the 1940 Act and terminated under Massachusetts law and any further actions shall be taken in connection therewith as required by applicable law.

         1.6. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

         1.7. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

2.       Closing.

         2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Trusts' principal office on _______ , 1999, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Trusts' close of business on the date thereof or at such other time as the parties may agree ("Effective Time").

         2.2. Old Trust shall deliver to New Trust at the Closing a schedule of the Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Old Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         2.3. The Transfer Agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. New Trust shall issue and deliver a confirmation to Old Trust evidencing New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Old Trust that such shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

         2.4. Each Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct in all material respects at the Effective Time except as they may be affected by the transactions contemplated by this Agreement with the same force and effect as if made on and as of the Effective Time.

3.       Representations and Warranties.

         3.1.  Old Fund represents and warrants as follows:

               3.1.1. Old Trust is a voluntary association, the beneficial interest in which is divided into transferable shares that is commonly known as a "Massachusetts Business Trust", that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and its Agreement and Declaration of Trust dated October 14, 1992 (the "Old Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts.

               3.1.2. Old Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;

               3.1.3. Old Fund is a duly established and designated series of Old Trust;

               3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

               3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

               3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and it has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

               3.1.7. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders;

         3.2.  New Fund represents and warrants as follows:

               3.2.1. New Trust is a voluntary association, the beneficial interest in which is divided into transferrable shares that is commonly known as a "Massachusetts business trust" duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and its Agreement and Declaration of Trust dated September 29, 1994, as amended (the "New Trust Declaration of Trust") has been duly filed in the office of the Secretary of State thereof;

               3.2.2. New Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

               3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of New Trust;

               3.2.4. New Fund has not commenced operations and will not commence operations until after the Closing;

               3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund; and

               3.2.6. New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable by New Trust (recognizing that under Massachusetts law, shareholders of the New Fund could, under certain circumstances, be held personally liable for the obligations of the New Fund);

         4.  Conditions Precedent.

         Each Fund's obligations hereunder shall be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

         4.1. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Trust may for itself waive any of such conditions;

         4.2. Old Trust shall have called a meeting of Old Fund's shareholders ("Shareholders Meeting") to consider and act on this Agreement and the transactions contemplated thereby, and at such meeting the Agreement and the transactions contemplated thereby shall have been approved by the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Old Fund;

         4.3.   Each party shall have received opinions as follows:

                4.3.1. Old Trust shall have received at the Closing an opinion of Kramer Levin Naftalis & Frankel LLP in form (including reasonable and customary qualifications and assumptions) reasonably satisfactory to Old Trust substantially to the effect that (i) New Trust is a business trust duly created and operating pursuant to the New Trust Declaration of Trust, is validly existing and is in good standing under the laws of the Commonwealth of Massachusetts and is duly registered as an open-end, management investment company under the 1940 Act, and New Fund is a validly existing series of New Trust under the laws of the Commonwealth of Massachusetts; (ii) the execution, delivery and performance of this Agreement will not result in a violation of New Trust Declaration of Trust or By-laws, each as amended to date; (iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of New Trust and New Fund, and this Agreement has been duly executed and delivered by New Trust and is a valid and binding obligation of New Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights or remedies and to general equity principles (regardless of whether considered at a proceeding in law or equity), equitable defenses or waivers and the discretion of the court before which any proceeding for specific performance, injunctive and other forms of equitable relief may be brought; and (iv) the New Fund Shares to be issued and delivered pursuant to the terms of this Agreement will have been duly authorized as of the Closing and, when so issued and delivered, will be validly issued, fully paid and non-assessable by the New Trust (recognizing that under Massachusetts law, shareholders of the New Fund could, under certain circumstances, be held personally liable for the obligations of the New Fund). In rendering such opinion, Kramer Levin Naftalis & Frankel LLP may rely on an opinion of Massachusetts counsel (with respect to matters of Massachusetts law) and on certificates of officers or trustees of New Trust, in each case reasonably acceptable to Old Trust.

                  4.3.2.  New Trust  shall have  received  at the  Closing  from
         Mayer,  Brown &  Platt  dated  as of the  Closing,  in form  (including reasonable and customary qualifications and assumptions) reasonably satisfactory to New Trust, substantially to the effect that: (i) Old Trust is a business trust duly created and operating pursuant the Old Trust Declaration of Trust, is validly existing and is in good standing under the laws of the Commonwealth of Massachusetts and is duly registered as an open-end, management investment company under the 1940 Act, and Old Fund is a validly existing series of shares of Old Trust under the laws of the Commonwealth of Massachusetts; (ii) the execution, delivery and performance of this Agreement will not result in a violation of the Old Trust Declaration of Trust or By-laws, each as amended to date; and (iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Old Trust and Old Fund, and this Agreement has been duly executed and delivered by Old Trust and is a valid and binding obligation of Old Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights or remedies and to general equity principles (regardless of whether considered in a proceeding in law or equity), equitable defenses or waivers and the discretion of the court before which any proceeding for specific performance, injunctive and other forms of equitable relief may be brought. In rendering such opinion, Mayer, Brown & Platt may rely on an opinion of Massachusetts counsel (with respect to matters of Massachusetts law) and on certificates of officers or trustees of Old Trust, in each case reasonably acceptable to New Trust;

         4.4. The Trusts shall receive an opinion of Kramer Levin Naftalis & Frankel LLP, dated the date of the Closing of the Reorganization, with respect to each Fund, addressed to, and in form and substance satisfactory to, the Trusts, to the effect that the Reorganization will constitute a reorganization within the meaning the meaning of section 368(a)(1) of the Code, and each Fund will be a "party to a reorganization" within the meaning of section 368(b) of the Code. Each Trust agrees to make reasonable covenants and representations in connection with the rendering of such opinion.

         4.5. Immediately upon the delivery to the Old Fund of the New Fund Shares, the Old Fund, as the then-sole shareholder of New Fund, shall (i) approve an investment advisory agreement between New Trust on behalf of New Fund and Bear Stearns Asset Management Inc., and, to the extent required under the 1940 Act, and other matters necessary for the New Fund to commence operations.

         At any time prior to the Closing, any of the foregoing conditions (except that set forth in paragraph 4.2) may be waived by the trustees of either Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of Old Fund's shareholders.

5.       Expenses.

         Each Trust will be responsible for its own expenses incurred in connection with the reorganization.

6.       Entire Agreement; Survival.

         Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

7.       Amendment.

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

8.       Termination.

         This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

         8.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before _______, 1999; or

         8.2. In the event of termination under this paragraph 8, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Trust, to the other Fund.

9.       Miscellaneous.

         9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         9.3. The execution and delivery of this Agreement have been authorized by each Trust's trustees, and this Agreement has been executed and delivered by authorized officers of each Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of either Trust personally, but shall bind only the assets and property of the respective Funds, as provided in Old Trust's Amended and Restated Declaration of Trust and New Trust's Agreement and Declaration of Trust.

         9.4 New Trust agrees to indemnify and hold harmless each trustee of Old Trust at the time of the execution of this Agreement, whether or not such person is or becomes a trustee of New Trust subsequent to the Reorganization, against expenses, including reasonable attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such trustee in connection with any claim that is asserted against such trustee arising out of such person's service as a trustee of Old Trust, provided that such indemnification shall be limited to the full extent of the indemnification that is available to the trustees of New Trust pursuant to the provisions of New Trust's Declaration of Trust and applicable law.

         9.5 For the period beginning at the time of the Reorganization and ending not less than three years thereafter, New Trust shall provide for a liability policy covering the actions of each trustee of Old Trust at the time of the execution of this Agreement for the period they served as such, which may be accomplished by causing such persons to be added as insured under the liability policy of New Trust.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                               BEAR STEARNS INVESTMENT TRUST
                                 on behalf of its series, Emerging Markets Debt Portfolio


                               By:___________________________________
                                  Title: ____________________________



                               THE BEAR STEARNS FUNDS
                                 on behalf of its series, Emerging Markets Debt Portfolio


                               By:___________________________________
                                  Title: ____________________________

                                   SCHEDULE A


Acquired Portfolio                       Acquiring Portfolio
Emerging Markets Debt Portfolio          Emerging Markets Debt Portfolio of The
of Bear Stearns Investment Trust         Bear Stearns Funds

                                                                       Exhibit B


                          INVESTMENT ADVISORY AGREEMENT

                             THE BEAR STEARNS FUNDS
                                 245 Park Avenue
                            New York, New York 10167






Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, New York 10022

Dear Sirs:

         The above-named investment company (the "Fund"), with respect to the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), herewith confirms its agreement with you as follows:

         The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its offering documents (Part A and Part B) as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund desires to employ you to act as its investment adviser.

         You may render services through your own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Fund under applicable laws and are under your common control as long as all such persons are functioning as part of an organized group of persons, and such organized group of persons, with respect to the services used by the Fund, is managed at all times by your authorized officers. You will be as fully responsible to the Fund for the acts and omissions of such persons as you are for your own acts and omissions. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

         Subject to the supervision and approval of the Fund's Board, you will provide investment management of each Series' portfolio in accordance with such Series' investment objectives and policies as stated in the Fund's offering documents (Part A and Part B) as from time to time in effect. In connection, therewith, you will obtain and provide investment research and will supervise each Series' investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such Series assets. You will furnish to the Fund such statistical information, with respect to the investments which a Series may hold or contemplate purchasing, as the Fund may reasonably request. The Fund wishes to be informed of important developments materially affecting any Series' portfolio and shall expect you, on your own initiative, to furnish to the Fund from time to time such information as you may believe appropriate for this purpose.

         You shall exercise your best judgment in rendering the services to be provided to the Fund hereunder, and the Fund agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by one or more Series, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Fund or a Series or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of your duties hereunder or by reason of your reckless disregard of your obligations or duties hereunder (hereinafter "Disabling Conduct") would otherwise be subject by reason of Disabling Conduct.

         In consideration of services rendered pursuant to this Agreement, the Fund will pay you on the first business day of each month a fee at the rate set forth opposite each Series' name on Schedule 1 hereto or will pay you in accordance with the methodology described on additional Schedules hereto. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Part A and Part B. The fee for the period from the date of the commencement of sales of a Series' shares (after any sales are made to you) to the end of the month during which such sales shall have been commenced shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

         For the purpose of determining fees payable to you, the value of each Series' net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of each Series' net assets.

         You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administration and fund accounting fees, charges of custodians, transfer and dividend disbursing agents fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Series' existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

         The Fund understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Fund has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by one or more Series or the size of the position obtainable for or disposed of by one or more Series.

         In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

         You shall place all orders for the purchase and sale of portfolio securities for the Series with brokers or dealers selected by you, which may include brokers or dealers affiliated with you to the extent permitted by the 1940 Act and the Fund's policies and procedures applicable to the Series. You shall use your best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Series. In assessing the best overall terms available for any transaction, you shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to you, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall you be under any duty to obtain the lowest commission or the best net price for any Series on any particular transaction, nor shall you be under any duty to execute any order in a fashion either preferential to any Series relative to other accounts managed by you or otherwise materially adverse to such other accounts.

         In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to you and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or your overall responsibilities with respect to accounts over which you exercise investment discretion. You shall report to the Board of Trustees of the Fund regarding overall commissions paid by the Series and their reasonableness in relation to their benefits to the Series. Any transactions for the Series that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. The Series hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.

         In executing portfolio transactions for the Series, you may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other portfolios or its other clients if, in your reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Series, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Fund's registration statement and the Series's Prospectus and Statement of Additional Information. In such event, you will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with your fiduciary obligations to the Series and such other clients.

         The Fund will indemnify you, your officers, directors, employees and agents (each, an "indemnitee") against, and hold each indemnitee harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from Disabling Conduct by the indemnitee. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the indemnitee was not liable by reason of Disabling Conduct or
(ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) the vote of a majority of a quorum of Board members who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Board members") or (b) an independent legal counsel in a written opinion. Each indemnitee shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the New York Business Corporation Law. Each indemnitee shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the indemnitee shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party Board members, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the indemnitee will ultimately be found to be entitled to indemnification. No provision of this Agreement shall be construed to protect any Board member or officer of the Fund, or any indemnitee, from liability in violation of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act").

         As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date") and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board; or (ii) vote of a majority (as defined in the 1940 Act) of such Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Series, this Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of holders of a majority of such Series' shares or, upon not less than 90 days' notice, by you. This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the 1940 Act).

         The Fund recognizes that from time to time your directors, officers and employees may serve as trustees, directors, partners, officers and employees of other business trusts, corporations, partnerships or other entities (including other investment companies), and that such other entities may include the name "Bear Stearns" as part of their name, and that your corporation or its affiliates may enter into investment advisory or other agreements with such other entities. If you cease to act as the Fund's investment adviser, the Fund agrees that, at your request, the Fund will take all necessary action to change the name of the Fund to a name not including "Bear Stearns" in any form or combination of words.

         This Agreement has been executed on behalf of the Fund by the undersigned officer of the Fund in his capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the relevant Series and shall not be binding upon any Board member, officer or shareholder of the Fund individually.

         If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                                 Very truly yours,

                                                 THE BEAR STEARNS FUNDS



                                                 By:_______________________

Accepted:

BEAR STEARNS ASSET MANAGEMENT INC.


By:____________________________

                                   SCHEDULE 1



Name of Series                               Annual Fee as a  Percentage
--------------                               of Average Daily Net Assets
                                             ---------------------------

Emerging Markets Debt Portfolio              1.00% of assets up to $50 million;
                                             0.85% of assets  of more than $50
                                             million but not more than $100
                                             million; 0.55% of assets above $100
                                             million